UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-01435

AMCAP Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: February 28 or 29

Date of reporting period: February 28, 2013

Vincent P. Corti

AMCAP Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Eric A. S. Richards

O’Melveny & Myers LLP

400 South Hope Street, 10th Floor

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

The right choice for the long-term®

AMCAP Fund®

Special feature

Looking ahead: finding
long-term growth
companies

► See page 6

Annual report for the year ended February 28, 2013

AMCAP Fund seeks long-term growth of capital by investing primarily in U.S. companies that have solid long-term growth records and the potential for good future growth.

This fund is one of more than 40 offered by American Funds. For more than 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are total returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2013 (the most recent calendar quarter-end):

Class A shares

Reflecting 5.75% maximum sales charge	1 year	5 years	10 years
Average annual total return	—	5.82%	7.91%
Cumulative total return	6.66%	32.72%	114.17%

The total annual fund operating expense ratio is 0.74% for Class A shares as of the prospectus dated May 1, 2013 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Results for other share classes can be found on page 34.

Refer to the fund prospectus and the Risk Factors section of this report for more information on risks associated with investing in the fund.

Fellow investors:

The U.S. stock market posted strong gains for the fiscal year as investors were heartened by the domestic economy’s continued improvement, a partial resolution to the fiscal cliff negotiations, continuing monetary easement and generally strong growth in corporate earnings. The Dow Jones Industrial Average broke its record set in October 2007 — prior to the financial crisis —in early March, just after the close of the fund’s fiscal year. Despite the market reaching new heights, concerns remain about fundamentals, including the resiliency of U.S. economic growth, the high unemployment rate, and large debt and deficits at federal, state and local levels.

Over the 12 months ended February 28, 2013, AMCAP Fund had a total return of 11.4%, compared with 13.4% for the unmanaged Standard & Poor’s 500 Composite Index, a broad measure of the U.S. stock market. The fund outpaced the 11.1% return of the Lipper Growth Funds Index, which is a peer group measure.

Over its nearly 46-year lifetime, AMCAP provided an average annual total return of 11.3%, compared with 9.6% for the S&P 500 and 8.6% for the Lipper index. For the past 10 years, the fund posted an average annual total return of 8.2%, compared with 8.2% for the S&P 500 and 7.3% for the Lipper index.

Investment results analysis

The health care sector, which comprises 21.3% of the portfolio, supplanted information technology as the fund’s largest area of investment. Many of the fund’s health care holdings have done well for the year, especially those in the biotechnology industry. Gilead Sciences (now the fund’s largest holding) and Biogen Idec (also among the 10 largest holdings) continue to have good fundamental growth in existing drugs; each company also has several new drugs in development that are likely to become viable products.

Consumer-related companies also made notable contributions. Shares of Netflix

In this report

Special feature

6	Looking ahead: finding long-term growth companies

Contents

1	Letter to investors

4	The value of a long-term perspective

12	Summary investment portfolio

17	Financial statements

35	Board of trustees and other officers

AMCAP Fund	1

(the fund’s fourth largest holding), gained 70% as the company recovered from concerns regarding its marketing strategy. Demand for its online video services continued to expand with the addition of new movies and original programming. Cable and internet provider Comcast advanced nearly 40% as the company delivered consistent earnings growth, driven by strong demand for its broadband internet services. However, Garmin fell roughly 25% as the company’s GPS navigation devices faced stiffer-than-expected competition from smartphones, even as it continued its expansion into broader markets, such as aviation.

Elsewhere, the energy and materials sectors (which together account for about 15% of the fund) lagged the broader market as the price of oil fluctuated along with several other commodities amid unsteady global demand. A number of holdings in these sectors detracted from fund returns, including oil and gas producer Apache and specialty chemicals company Celanese. Oil services firms such as FMC Technologies (the fund’s third largest holding) and Schlumberger (also among the top 10) trailed as well, due in part to what we believe is a short-term oversupply of natural gas in the U.S.

The fund’s cash position of 12.7% at year-end (including other short-term securities) detracted from results in the strong up market. However, given the fact that the market is at an all-time high, many of the fund’s portfolio counselors believe patience will give them the opportunity to invest the cash in quality companies at more attractive valuation levels.

Looking ahead

While the U.S. stock market has risen sharply, the underlying economy is still experiencing only modest growth. GDP has slowed and unemployment — though down from its peak — still remains high relative to prior economic cycles. Growth in consumer spending has been slow but fairly steady, and consumer

AMCAP’s returns with all distributions reinvested (for periods ended February 28, 2013)

	Cumulative total return			Average annual total return
	1 year	5 years	10 years	5 years	10 years
AMCAP (Class A shares)	11.4%	33.7%	120.8%	6.0%	8.2%
Standard & Poor’s 500 Composite Index*	13.4	27.3	120.6	4.9	8.2
Lipper Growth Funds Index	11.1	21.6	102.6	4.0	7.3

*The index is unmanaged and, therefore, has no expenses.

2	AMCAP Fund

debt levels are in reasonable shape by historical standards. However, continuing uncertainty around public policy changes has made corporations generally cautious in their plans to spend for the long term. Politicians have made some progress addressing fiscal reform, but real work has yet to be done with regard to trimming both the deficit and excessive spending. While the Federal Reserve has indicated that it will not raise the federal funds rate any time soon, its position on the matter bears close monitoring.

Markets and economies rarely send perfectly clear signals about the future. Fundamental research helps deepen our understanding at both the micro and macro level. Our extensive research efforts and the conviction behind each of our investment choices can truly make a difference for shareholders. AMCAP invests in companies that have a solid track record of growth and characteristics that have the potential to support above-average growth in the future. Our focus on these fundamentals and the inherent worth of companies is critical to helping us identify investments that we believe represent the best value over the long term. For more details on how the fund’s portfolio counselors and analysts find long-term growth companies, see the related feature article beginning on page 6.

We thank our long-term investors and warmly welcome those who are new to the fund.

Cordially,

Claudia P. Huntington

Vice Chairman of the Board

Timothy D. Armour

President

April 8, 2013

For current information about the fund, visit americanfunds.com.

AMCAP’s lifetime results with all distributions reinvested (5/1/1967–2/28/2013)

	Cumulative total return	Average annual total return
AMCAP (Class A shares)	13,211.2%	11.3%
Standard & Poor’s 500 Composite Index*	6,581.2	9.6
Lipper Growth Funds Index	4,233.3	8.6
Consumer Price Index (inflation)†	601.4	4.3

*The index is unmanaged and, therefore, has no expenses.

…Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

AMCAP Fund	3

The value of a long-term perspective

How a $10,000 investment has grown

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns based on a $1,000 investment
(for periods ended February 28, 2013)*

	1 year	5 years	10 years
Class A shares	5.02%	4.73%	7.60%

*	Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Year ended	1968[3]	1969	1970	1971	1972	1973	1974	1975	1976	1977	1978	1979	1980	1981	1982	1983	1984	1985	1986	1987	1988	1989
February
Total value	(dollars in thousands)
Dividends reinvested	—	$.1	.2	.2	.2	.2	.2	.3	.3	.2	.3	.3	.4	.7	2.6	1.2	1.6	1.9	1.5	1.6	3.0	3.2
Value at fiscal year-end[1]	$10.1	12.2	11.8	12.6	14.9	14.0	11.0	9.9	13.9	14.2	16.6	22.7	33.5	40.5	42.6	61.5	62.1	72.2	88.7	115.7	112.0	122.8
AMCAP total return	0.6%	21.4	(3.1)	6.8	17.9	(6.2)	(21.0)	(10.3)	40.2	2.1	17.2	36.9	47.5	20.9	5.2	44.1	1.1	16.2	23.0	30.3	(3.1)	9.6

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	For the period May 1, 1967 (when the fund began operations), through February 29, 1968.

4	AMCAP Fund

The chart and accompanying table illustrate how a $10,000 investment in AMCAP grew between May 1, 1967 —when the fund began operations — and February 28, 2013.

As you can see, that $10,000 grew to $1,253,419 with all distributions reinvested. Over the same period, $10,000 would have grown to $668,115 in the unmanaged Standard & Poor’s 500 Composite Index. The chart also records the fund’s progress relative to the rate of inflation as measured by the Consumer Price Index.

The fund’s year-by-year results appear in the table under the chart. You can use this table to estimate how much the value of your own holdings has grown.

Let’s say, for example, that you have been reinvesting all your dividends and capital gain distributions since February 28, 1998. Over the last 15 years, the value of the investment shown here more than doubled, from $475,003 to $1,253,419. Thus, in the same period, the value of your 1998 investment — regardless of size — has also more than doubled.

$1,000,000
$800,000
$600,000
$400,000
$200,000
$1,253,419[4]
AMCAP
with dividends reinvested
(cumulative lifetime total return: 12,434.2%)
$668,115[5]
S&P 500
with dividends reinvested
$70,141[6]
Consumer Price Index
(inflation)
Average annual total return for 45¾ years: 11.1%[4]
$10,000
Original investment

1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013

3.2	3.3	2.2	2.3	1.9	2.4	3.4	2.6	2.5	3.7	3.3	4.1	3.7	1.1	.1	2.0	4.1	7.2	11.4	—	8.7	4.3	3.9	4.5
140.0	163.5	196.9	208.6	232.1	240.0	310.3	346.8	475.0	575.1	703.4	724.6	673.3	567.6	777.4	808.0	895.9	968.1	937.7	553.5	888.1	1,066.6	1,124.8	1,253.4
14.0	16.8	20.4	5.9	11.3	3.4	29.3	11.7	37.0	21.1	22.3	3.0	(7.1)	(15.7)	37.0	3.9	10.9	8.1	(3.1)	(41.0)	60.5	20.1	5.5	11.4

[4]	Includes reinvested dividends of $106,221 and reinvested capital gain distributions of $633,757.
[5]	The S&P 500 is unmanaged and, therefore, has no expenses.
[6]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

The results shown are before taxes on fund distributions and sale of fund shares.

AMCAP Fund	5

Looking ahead

6	AMCAP Fund

We care more about how companies plan to sustain growth over the long term than about what sort of results they posted last quarter. Effective CEOs will have that same focus.

— Claudia Huntington

Finding long-term growth companies

A rising tide lifts all boats. This phrase describes the idea that an improving economy will generally benefit all of its participants. Over the past few years, as the U.S. economy and stock market have rebounded from the 2008–2009 financial crisis, that has generally been the case as many companies have seen improvement in both their revenues and earnings.

However, with the economic recovery moderating and the consistent gains seen in certain sectors of the market beginning to level off, it has become increasingly important to identify companies that can continue to show long-term growth even if there is not a strong tailwind at their backs. AMCAP’s portfolio counselors and analysts have always focused on companies’ fundamentals. With a tried-and-true process from which to work and the resources of an extensive research network on which to draw, they are well-positioned to focus on growth opportunities.

Finding such companies involves a number of factors. First and foremost, the portfolio counselors examine the nature and quality of a company’s growth history, in part by looking at the source of that growth — did it derive primarily from acquisitions or was the growth organic? Of course, history isn’t the only guide to the future; further work is required to determine the company’s long-term growth potential, and what price is appropriate to pay for that growth.

Identifying quality companies

The search for long-term growth companies should always include an in-depth evaluation of management. “There are CEOs who can turn a growth company into a value trap or who try to grow a company more quickly than it can sustain itself,” says Claudia Huntington, a portfolio counselor and vice chairman of AMCAP. “Evaluating management’s strengths and weaknesses is crucial to determining if the CEO and his or her team can effectively grow the business, such as through product line expansion, increased distribution, market share gains, fundamental industry growth, or other avenues.”

Claudia believes you can tell the most about a CEO by examining their overall track record. What kind of manager are they? How effective are they at attracting and keeping an excellent team in place?

Do they set up incentives that support the kind of long-term growth we are looking for? Before meeting with management, she does a great deal of analysis on her own. “A lot of it is formulating an opinion about how the company should evolve over a five- to 10-year period,” she continues.

She also tries to determine if management’s interests are aligned with shareholders’ expectations. “It can be a solid growth company with an aggressive CEO, but if they put themselves first and shareholders second, that is not the best model to follow,” she notes. Finally, Claudia likes to get input from a company’s suppliers, customers and competitors when evaluating management. “It helps that I can draw on the resources of our network of analysts before making a final decision about whether or not to invest.”

If she does choose to invest, Claudia continues to monitor a company to make sure her thesis remains valid and management acts as expected. She generally measures her holding periods in multiple years rather than months. “A conversation with a CEO that focuses on the company’s long-term strategy,

AMCAP Fund	7

Broadly speaking, the luxury of investing for AMCAP is that we look at growth with a longer time horizon than others, and because of our insights we can afford to be a bit more patient with regard to future developments.

— Eric Richter

opportunities and weaknesses is a much deeper and richer conversation than one that focuses on short-term issues,” she adds. “We care more about how companies plan to sustain growth over the long term than about what sort of results they posted last quarter. Effective CEOs will have that same focus.”

In addition to strong management, Claudia also values innovation. She looks for companies that develop a culture of creativity, whether in health care, industrials, information technology or some other sector. “These are companies that put a priority on growing through an emphasis on new products, via healthy research and development,” she continues. “Companies like this place a lot of importance on people, both in terms of attracting the best and brightest employees, and in developing a culture that keeps them motivated and productive.”

Health care is one area in which portfolio counselor Eric Richter has found appealing investment opportunities. Despite some economic and regulatory headwinds in recent years, many companies have discovered new treatments by emphasizing research and development, especially in the field of biotechnology. “It’s not just about the current product portfolio or growth rate, but the research and development and drug pipeline,” states Eric, citing companies like Biogen Idec and Gilead Sciences. “Broadly speaking, the luxury of investing for AMCAP is that we look at growth with a longer time horizon than others, and because of our insights we can afford to be a bit more patient with regard to future developments.”

Analyst Jessica Spaly, who covers the retail sector, looks for companies with competitive advantages that are difficult to replicate, such as those that own individual brands or have a unique distribution network. “If you think about retail, there are a number of formats that succeed but offer a very low barrier to entry, so it’s fairly easy for competitors to copy what’s working,” explains Jessica, noting the industry’s evolution of large retailers like Wal-Mart and Target in the 1970s, “category killers” such as Best Buy and Staples in the 1980s and 1990s, and e-commerce giants Amazon and eBay in the past decade. “Today’s business leaders differ significantly from those of the past, so the challenge is to find a new model or concept with the potential to capture market share and become tomorrow’s leader.”

While it might be possible to replicate a company like Amazon, Jessica feels that its unique supply chain and distribution network would make it extremely difficult and time-intensive to do so. Likewise, Costco, with its warehouse system and low margins, has a very defensible business model that would require huge scale to duplicate. Another company with a strong competitive advantage, thanks to its global brand appeal, is Nike. The athletic footwear and apparel firm is constantly innovating and introducing new products, growing the market rather than just gaining share. Adds Jessica, “Technology and fashion help create and drive demand for their products — and when they’re able to combine those two elements, demand increases even more.”

Less obvious signs of growth

Sometimes growth potential isn’t as obvious — it goes unnoticed because it’s happening in a small segment of a much larger company or in a small company that has yet to establish itself. Either situation can lead to attractive investment opportunities for AMCAP. Several portfolio counselors look for so-called “nuggets” of growth within larger companies that may take off and propel growth on the whole. They also will invest in small- to mid-size firms that have a longer runway for growth, which can benefit the fund.

“These companies may not knock your socks off in terms of overall growth potential, but there may be a piece of the business that is interesting, fast-growing, well-managed and — most importantly — not yet obvious to most investors who may have a shorter time horizon than we do,” explains Claudia. “That’s the kind of investment that is exciting to find. With a long-term horizon, we have the luxury of waiting for these so-called ‘nuggets’ to get bigger and bigger.”

Fund analyst Keiko McKibben, who covers industrials, came across such a situation at one company she follows. The firm makes many products, including hearing aids; its proprietary technology in this

8	AMCAP Fund

A wealth of experience

Portfolio counselors	Years of investment experience
Claudia P. Huntington	40
Eric S. Richter	21
C. Ross Sappenfield	21
Barry S. Crosthwaite	17

Claudia Huntington	Eric Richter

Ross Sappenfield	Barry Crosthwaite

Investment analysts	Years of investment experience
S. Keiko McKibben	22
Jessica C. Spaly	15

Keiko Mckibben	Jessica Spaly

Years of experience as of February 28, 2013.

AMCAP Fund	9

For me it’s a matter of finding companies when their valuation is attractive, meaning that there’s less likelihood that market sentiment will shift and drive the price down. In other words, the valuation is at a fairly conservative level relative to future growth prospects.

— Ross Sappenfield

field afforded the opportunity to expand into telecommunications by producing microphones for use in smartphones. “This is a rapidly growing market, and people want better quality microphones for their smartphones,” says Keiko. “The proprietary technology that the company developed for hearing aids has brought it huge market share in a new industry, and this in turn has helped raise the company’s overall growth rate.”

Keiko admits that it can be difficult to find these pockets of growth in the industrials sector. She looks for companies with the potential to increase market share due to a competitive advantage, such as proprietary technology or vertical integration. Precision Castparts, for example, is a producer of aerospace components that recently acquired a titanium company in an effort to become more vertically integrated. “With this purchase, it now has the ability to produce everything from the raw materials to the finished product,” she notes. “It no longer needs to outsource part of the process like their competition still does.”

AMCAP’s portfolio counselors have the freedom to invest in companies of all sizes, including smaller ones that can have excellent long-term growth prospects. For her part, Claudia prefers mid-cap companies. “They may be less diversified, but they also may have more focus,” she states. “This allows a strong CEO to be extremely effective and make things happen at a faster clip.”

Eric will invest in certain small-cap companies if the right situation presents itself. One of his larger holdings is a firm that manufactures gas, electric and water meters. It introduced new technologies in a sleepy industry and, as a result, its products are spreading globally. “It seems mundane, but this company brought technology to an area that had none before,” he explains. Though he looks for investment opportunities across the market-cap spectrum, Eric admits that smaller firms are more interesting and provide a better runway for growth. “I don’t think they necessarily present greater risk. You have to be aware of risk and volatility across the spectrum.”

Pursuing growth at a discount

Finding attractive growth companies is one thing, but deciding when to invest in them is another. “It’s not just a matter of finding a great business, but finding one at an attractive price,” says AMCAP portfolio counselor Ross Sappenfield. “For me it’s a matter of finding companies when their valuation is attractive, meaning that there’s less likelihood that market sentiment will shift and drive the price down. In other words, the valuation is at a fairly conservative level relative to future growth prospects.”

Most of the fund’s portfolio counselors say they are attracted to companies that are not well known or appreciated by the investment community. It might be one whose stock has fallen out of favor because of difficult economic or product cycles, regulatory pressure in a particular industry, or a transition in company management. The market might take a negative stance in such circumstances, but robust research and thorough analysis could reveal some underlying strength that leads to an attractive long-term investment opportunity.

“I like buying things on sale — both in life and in the stock market,” Ross admits. “I’m attracted to the ‘controversy’ that will sometimes occur when the market is overly pessimistic, triggering cheap valuations on what are ostensibly good companies. That’s when I become interested. But these opportunities are not very common; seldom will you find a high quality business at a low valuation.”

Ross closely followed drugstore chain CVS’s acquisition of pharmacy benefits manager Caremark back in 2007. The deal was not going well, and the market was rightfully concerned that it would slow

10	AMCAP Fund

I like to utilize the research provided by our analysts in an effort to understand why there’s uncertainty about a company or particular industry. If I find we have a strong differential view of what might happen in the market, I’m likely to go ahead and invest.

— Barry Crosthwaite

growth, depressing the stock’s value. At first he too was skeptical, but he gradually began to rethink his position when CVS brought in new management. It became apparent that they would be able to turn things around and get the company’s growth back on track. CVS is now reaping the rewards of the Caremark purchase. Adds Ross, “The company benefits not just from an aging U.S. population and increasing demand for pharmaceuticals, but from generic drugs that can be sold at higher profit margins as brand patents expire.”

Portfolio counselor Barry Crosthwaite also finds appeal in what appear to be difficult circumstances at companies. “I’m in my comfort zone when seeking out those challenging situations,” Barry says. “I like to utilize the research provided by our analysts in an effort to understand why there’s uncertainty about a company or particular industry. If I find we have a strong differential view of what might happen in the market, I’m likely to go ahead and invest. These situations can be positive and, as a result, lead to some really exciting investment ideas.”

Barry particularly likes to invest in what he calls “growth cyclicals.” These are companies whose stocks will often fall out of favor during economic downturns, but will rebound and continue to grow over the long term. Examples can be found in the auto and semiconductor industries — which can be volatile with the economy, but tend to do well in the long run as advancements are made in areas such as fuel efficiency and chip technology.

The energy sector can also be very cyclical, tracking the price of oil as it rises and falls. Dips will sometimes present opportunities to invest in companies with bright long-term growth prospects. FMC Technologies, a specialty oil services firm with a dominant position in the area of subsea facilities, is one such company, despite near-term headwinds. Barry’s background as an oil services analyst made the choice to invest that much easier, even in such a volatile environment. “It created a buying opportunity for me to make a long-term investment decision,” he says. “If you have conviction that long-term fundamentals will work out favorably, that’s not only the right time to invest but often when you’ll get the best returns.”  ■

AMCAP Fund	11

Summary investment portfolio February 28, 2013

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

Industry sector diversification (percent of net assets)

Common stocks — 87.32%	Shares	Value (000)	Percent of net assets
Health care — 21.27%
Gilead Sciences, Inc.[1]	26,522,142	$1,132,761	4.12%
Develops drugs to treat infectious diseases and cancer.
Biogen Idec Inc.[1]	3,141,400	522,540	1.90
A leader in developing therapies to treat multiple sclerosis and cancer.
Amgen Inc.	3,870,000	353,757	1.28
The world’s largest biotechnology company.
St. Jude Medical, Inc.	8,526,465	349,585	1.27
Manufactures mechanical heart valves, pacemakers and other devices to treat cardiovascular diseases.
UnitedHealth Group Inc.	6,208,800	331,860	1.21
Provides managed health care services across the U.S.
Edwards Lifesciences Corp.[1]	3,493,900	300,231	1.09
Manufacturer of tissue heart valves and related repair products for the treatment of advanced cardiovascular disease.
BioMarin Pharmaceutical Inc.[1]	4,927,793	285,664	1.04
Biotechnology company engaged in the treatment of serious diseases and medical conditions.
Alexion Pharmaceuticals, Inc.[1]	3,151,346	273,348	.99
Develops drug treatments for cardiovascular, autoimmune and neurologic diseases.
Hologic, Inc.[1]	12,374,100	270,127	.98
Manufacturer of various medical technologies relating to women’s health care.
Forest Laboratories, Inc.[1]	6,885,301	253,379	.92
Develops, manufactures and sells branded forms of ethical drug products, most of which require a physician’s prescription.
Express Scripts Holding Co.[1]	4,000,000	227,640	.83
Operates a network of pharmacies and mail-order prescription services. Its customers include HMOs, health insurers and union benefits plans.
Allergan, Inc.	1,804,600	195,655	.71
Produces eye care, skin care and specialty pharmaceutical products, including Botox.
Stryker Corp.	2,960,100	189,091	.69
A global leader in the medical technology industry, particularly in the orthopaedic market.
Other securities		1,167,871	4.24
		5,853,509	21.27

12	AMCAP Fund

	Shares	Value (000)	Percent of net assets
Information technology — 16.20%
Microsoft Corp.	20,910,000	$581,298	2.11%
A world leader in software and Internet technologies. Its products include the Windows operating system and Office software.
Oracle Corp.	14,915,000	510,988	1.86
Major supplier of database management software. Also develops business applications and provides consulting and support.
Texas Instruments Inc.	11,220,000	385,631	1.40
Global maker of semiconductors and a leading producer of digital signal processors.
Avago Technologies Ltd.	8,600,000	294,292	1.07
Manufacturer of analog interface components and subsystems for communications, industrial and consumer applications.
Adobe Systems Inc.[1]	7,225,000	283,942	1.03
Computer software manufacturer of multimedia and creativity products.
Google Inc., Class A1	346,700	277,776	1.01
One of the most frequently used website search engines in the world.
Accenture PLC, Class A	3,250,000	241,670	.88
Management consulting, technology services and outsourcing company.
Intuit Inc.	3,245,000	209,238	.76
Produces user-friendly financial software, including Quicken and TurboTax, and offers services to home and small-business users.
FactSet Research Systems, Inc.	1,896,000	184,462	.67
Provides financial and economic data for the investment community.
Yahoo! Inc.[1]	8,514,000	181,433	.66
One of the three largest Internet portals, offering online media, commerce and communications services to consumers and businesses worldwide.
Other securities		1,308,808	4.75
		4,459,538	16.20

Consumer discretionary — 13.09%
Netflix, Inc.[1,2]	2,828,300	531,947	1.93
Internet subscription service for watching TV shows and movies.
DIRECTV[1]	8,966,500	431,916	1.57
Digital television services provider in the United States, Latin America and the Caribbean.
Comcast Corp., Class A	10,013,900	398,453	1.45
A global media and technology company with two primary businesses.
Johnson Controls, Inc.	7,052,494	221,942	.81
A leading manufacturer of components for automotive systems and building controls.
NIKE, Inc., Class B	3,630,000	197,690	.72
The world’s leading athletic shoe company. Also operates shoe and sportswear stores.
Harley-Davidson, Inc.	3,565,000	187,626	.68
The world’s leading producer of heavyweight motorcycles.
YUM! Brands, Inc.	2,785,000	182,362	.66
Quick-service restaurant company whose brands include Taco Bell, KFC and Pizza Hut.
Tractor Supply Co.	1,700,000	176,783	.64
Operator of retail farm and ranch stores throughout the U.S.
Other securities		1,274,119	4.63
		3,602,838	13.09

Energy — 10.52%
FMC Technologies, Inc.[1]	10,301,800	534,766	1.94
Engaged in offshore energy production, food processing and airplane loading systems.
Schlumberger Ltd.	6,691,940	520,968	1.89
A leading provider of services and technology to the petroleum industry.

AMCAP Fund	13

Common stocks	Shares	Value (000)	Percent of net assets
Energy (continued)
EOG Resources, Inc.	4,110,100	$516,681	1.88%
An oil and gas exploration and production company with global operations.
Baker Hughes Inc.	8,118,297	363,862	1.32
A leading provider of drilling services and products to oil, gas and mining industries around the world.
Apache Corp.	3,883,000	288,390	1.05
An independent oil and gas exploration and development company with onshore and offshore operations worldwide.
Other securities		671,028	2.44
		2,895,695	10.52

Industrials — 8.57%
Union Pacific Corp.	1,728,350	236,974	.86
Operates the largest railroad in the U.S.; also delivers freight to Canada and Mexico.
Precision Castparts Corp.	1,225,000	228,573	.83
Manufactures jet engine parts, valves and industrial tools.
United Parcel Service, Inc., Class B	2,630,000	217,370	.79
The world’s largest package delivery company and express carrier.
Dover Corp.	2,795,000	205,013	.74
A widely diversified capital equipment manufacturer serving a variety of industrial market niches.
Verisk Analytics, Inc., Class A1	3,229,100	188,967	.69
Risk assessment services provider operating mainly in the property/casualty insurance industry.
Other securities		1,282,581	4.66
		2,359,478	8.57

Consumer staples — 4.78%
Green Mountain Coffee Roasters, Inc.[1]	7,433,800	355,038	1.29
Engaged in the specialty coffee and coffeemaker businesses in the U.S. and Canada.
CVS/Caremark Corp.	6,250,000	319,500	1.16
A major U.S. drugstore chain.
Philip Morris International Inc.	2,500,000	229,375	.83
One of the world’s largest international tobacco companies.
Other securities		412,625	1.50
		1,316,538	4.78

Financials — 4.63%
Capital One Financial Corp.	4,100,000	209,223	.76
One of the largest U.S. credit card issuers.
Other securities		1,064,080	3.87
		1,273,303	4.63

Materials — 4.46%
Celanese Corp., Series A2	8,335,522	390,519	1.42
Producer of industrial chemicals, acetyl products and engineered polymers.
AptarGroup, Inc.[2]	4,326,000	233,344	.85
Manufacturer of dispensing systems for fragrances, pharmaceuticals and personal care products.
Other securities		603,852	2.19
		1,227,715	4.46

14	AMCAP Fund

	Value (000)	Percent of net assets
Telecommunication services — 1.17%
Other securities	$322,102	1.17%

Miscellaneous — 2.63%
Other common stocks in initial period of acquisition	724,341	2.63

Total common stocks (cost: $16,880,093,000)	24,035,057	87.32

Short-term securities — 12.56%	Principal amount (000)

Freddie Mac 0.09%–0.19% due 3/11–10/22/2013	$981,600	981,259	3.57
Fannie Mae 0.10%–0.18% due 3/1–10/1/2013	490,100	489,890	1.78
Federal Home Loan Bank 0.105%–0.22% due 3/13–7/17/2013	457,500	457,363	1.66
U.S. Treasury Bills 0.08%–0.194% due 3/21–8/15/2013	454,300	454,212	1.65
Federal Farm Credit Banks 0.13%–0.22% due 3/11–9/25/2013	275,800	275,690	1.00
Google Inc. 0.11%–0.12% due 4/9–5/14/20133	58,100	58,088	.21
Other securities		740,281	2.69

Total short-term securities (cost: $3,456,709,000)		3,456,783	12.56

Total investment securities (cost: $20,336,802,000)		27,491,840	99.88
Other assets less liabilities		33,925	.12

Net assets		$27,525,765	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $6,733,000, which represented .02% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

AMCAP Fund	15

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended February 28, 2013, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 2/28/2013 (000)
Netflix, Inc.[1]	—	3,028,300	200,000	2,828,300	$—	$531,947
Celanese Corp., Series A	6,665,522	1,670,000	—	8,335,522	2,090	390,519
AptarGroup, Inc.	2,757,056	1,568,944	—	4,326,000	3,810	233,344
Polypore International, Inc.[1]	1,592,211	1,427,789	—	3,020,000	—	115,606
Itron, Inc.[1]	—	2,548,314	—	2,548,314	—	107,208
MITIE Group PLC	22,902,000	1,119,000	—	24,021,000	3,571	104,549
Big Lots, Inc.[1]	—	2,986,200	—	2,986,200	—	99,440
Texas Roadhouse, Inc.	4,557,200	30,000	—	4,587,200	2,096	88,716
Logitech International SA	11,000,000	—	—	11,000,000	9,266	74,360
Endo Health Solutions Inc.[1,4]	7,300,000	300,000	3,000,000	4,600,000	—	—
Green Mountain Coffee Roasters, Inc.[1,4,5]	3,008,600	4,425,200	—	7,433,800	—	—
Hologic, Inc.[1,4]	13,774,100	—	1,400,000	12,374,100	—	—
Rovi Corp.[1,4]	4,431,500	2,008,500	4,019,801	2,420,199	—	—
					$20,833	$1,745,689

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Acquired in a transaction exempt from registration under section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $728,383,000, which represented 2.65% of the net assets of the fund.
[4]	Unaffiliated issuer at 2/28/2013.
[5]	This security was an unaffiliated issuer in its initial period of acquisition at 2/29/2012; it was not publicly disclosed.

See Notes to Financial Statements

16	AMCAP Fund

Financial statements

Statement of assets and liabilities at February 28, 2013	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $19,033,796)	$25,746,151
Affiliated issuers (cost: $1,303,006)	1,745,689	$27,491,840
Cash		98
Receivables for:
Sales of investments	81,967
Sales of fund’s shares	34,841
Dividends	24,678	141,486
		27,633,424
Liabilities:
Payables for:
Purchases of investments	51,638
Repurchases of fund’s shares	32,787
Investment advisory services	6,687
Services provided by related parties	14,112
Trustees’ deferred compensation	2,224
Other	211	107,659
Net assets at February 28, 2013		$27,525,765

Net assets consist of:
Capital paid in on shares of beneficial interest		$19,716,667
Undistributed net investment income		88,021
Undistributed net realized gain		566,045
Net unrealized appreciation		7,155,032
Net assets at February 28, 2013		$27,525,765

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —

unlimited shares authorized (1,199,732 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$16,416,472	712,035	$23.06
Class B	241,127	11,033	21.86
Class C	1,138,601	52,556	21.66
Class F-1	1,972,859	85,965	22.95
Class F-2	1,299,624	56,236	23.11
Class 529-A	861,041	37,551	22.93
Class 529-B	36,370	1,669	21.79
Class 529-C	217,480	9,975	21.80
Class 529-E	45,377	2,005	22.63
Class 529-F-1	49,400	2,149	22.98
Class R-1	58,419	2,649	22.05
Class R-2	436,025	19,792	22.03
Class R-3	752,120	33,114	22.71
Class R-4	627,801	27,368	22.94
Class R-5	930,638	40,130	23.19
Class R-6	2,442,411	105,505	23.15

See Notes to Financial Statements

AMCAP Fund	17

Statement of operations for the year ended February 28, 2013	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $1,249; also includes $20,833 from affiliates)	$295,538
Interest	7,077	$302,615

Fees and expenses*:
Investment advisory services	79,508
Distribution services	66,299
Transfer agent services	35,481
Administrative services	6,185
Reports to shareholders	1,374
Registration statement and prospectus	612
Trustees’ compensation	696
Auditing and legal	127
Custodian	168
State and local taxes	146
Other	1,228	191,824
Net investment income		110,791

Net realized gain and unrealized appreciation on investments and currency:
Net realized gain (loss) on:
Investments (includes $41,683 net loss from affiliates)	1,438,543
Currency transactions	(77)	1,438,466
Net unrealized appreciation (depreciation) on:
Investments	1,227,687
Currency translations	(8)	1,227,679
Net realized gain and unrealized appreciation on investments and currency		2,666,145
Net increase in net assets resulting from operations		$2,776,936

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

18	AMCAP Fund

Statements of changes in net assets	(dollars in thousands)

	Year ended	Year ended
	February 28, 2013	February 29, 2012
Operations:
Net investment income	$110,791	$98,686
Net realized gain on investments and currency transactions	1,438,466	1,662,333
Net unrealized appreciation (depreciation) on investments and currency translations	1,227,679	(551,997)
Net increase in net assets resulting from operations	2,776,936	1,209,022

Dividends paid to shareholders from net investment income	(97,672)	(82,103)

Net capital share transactions	670,646	(151,811)

Total increase in net assets	3,349,910	975,108

Net assets:
Beginning of year	24,175,855	23,200,747
End of year (including undistributed net investment income: $88,021 and $95,526, respectively)	$27,525,765	$24,175,855

See Notes to Financial Statements

AMCAP Fund	19

Notes to financial statements

1. Organization

AMCAP Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing primarily in U.S. companies that have solid long-term growth records and the potential for good future growth.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

20	AMCAP Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the fund’s board of trustees as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the

AMCAP Fund	21

type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of February 28, 2013 (dollars in thousands):

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Health care	$5,853,509	$—	$—	$5,853,509
Information technology	4,452,805	6,733	—	4,459,538
Consumer discretionary	3,602,838	—	—	3,602,838
Energy	2,895,695	—	—	2,895,695
Industrials	2,359,478	—	—	2,359,478
Consumer staples	1,316,538	—	—	1,316,538
Financials	1,273,303	—	—	1,273,303
Materials	1,227,715	—	—	1,227,715
Telecommunication services	322,102	—	—	322,102
Miscellaneous	724,341	—	—	724,341
Short-term securities	—	3,456,783	—	3,456,783
Total	$24,028,324	$3,463,516	$—	$27,491,840

*	Securities with a market value of $682,636,000, which represented 2.48% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

22	AMCAP Fund

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended February 28, 2013, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2009 and by state tax authorities for tax years before 2008.

Non-U.S. taxation — Dividend income is recorded net of non-U.S. taxes paid.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended February 28, 2013, the fund reclassified $77,000 from undistributed net investment income to undistributed net realized gain and $20,547,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting. The fund also utilized capital loss carryforward of $872,498,000.

As of February 28, 2013, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$90,244
Undistributed long-term capital gain	566,045
Gross unrealized appreciation on investment securities	7,523,838
Gross unrealized depreciation on investment securities	(368,800)
Net unrealized appreciation on investment securities	7,155,038
Cost of investment securities	20,336,802

AMCAP Fund	23

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended February 28 or 29
Share class	2013	2012
Class A	$61,089	$53,808
Class B	—	—
Class C	—	—
Class F-1	7,357	6,172
Class F-2	6,626	5,015
Class 529-A	2,923	2,302
Class 529-B	—	—
Class 529-C	—	—
Class 529-E	64	44
Class 529-F-1	243	191
Class R-1	—	—
Class R-2	—	—
Class R-3	1,114	660
Class R-4	2,136	1,951
Class R-5	5,966	5,700
Class R-6	10,154	6,260
Total	$97,672	$82,103

6. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.485% on the first $1 billion of daily net assets and decreasing to 0.290% on such assets in excess of $27 billion. For the year ended February 28, 2013, the investment advisory services fee was $79,508,000, which was equivalent to an annualized rate of 0.320% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the following page. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of February 28, 2013, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

24	AMCAP Fund

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses on the accompanying financial statements. The Commonwealth of Virginia is not considered a related party.

Class-specific expenses under the agreements described above for the year ended February 28, 2013, were as follows (dollars in thousands):

	Distribution	Transfer agent	Administrative	529 plan
Share class	services	services	services	services
Class A	$35,089	$24,913	$1,528	Not applicable
Class B	2,894	483	Not applicable	Not applicable
Class C	11,042	1,793	553	Not applicable
Class F-1	4,473	1,937	897	Not applicable
Class F-2	Not applicable	1,260	552	Not applicable
Class 529-A	1,650	978	389	$771
Class 529-B	413	59	21	41
Class 529-C	1,977	269	100	197
Class 529-E	207	35	21	41
Class 529-F-1	—	55	22	43
Class R-1	595	67	30	Not applicable
Class R-2	3,087	1,469	208	Not applicable
Class R-3	3,476	1,148	349	Not applicable
Class R-4	1,396	565	280	Not applicable
Class R-5	Not applicable	441	445	Not applicable
Class R-6	Not applicable	9	790	Not applicable
Total class-specific expenses	$66,299	$35,481	$6,185	$1,093

AMCAP Fund	25

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $696,000, shown on the accompanying financial statements, includes $408,000 in current fees (either paid in cash or deferred) and a net increase of $288,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended February 28, 2013
Class A	$1,999,597	94,426	$59,399	2,974	$(2,343,057)	(110,671)	$(284,061)	(13,271)
Class B	11,022	552	—	—	(172,352)	(8,664)	(161,330)	(8,112)
Class C	149,033	7,474	—	—	(258,325)	(12,987)	(109,292)	(5,513)
Class F-1	478,661	22,762	7,194	362	(437,291)	(20,795)	48,564	2,329
Class F-2	486,292	22,853	6,425	322	(289,593)	(13,424)	203,124	9,751
Class 529-A	138,261	6,571	2,923	147	(96,730)	(4,569)	44,454	2,149
Class 529-B	1,312	66	—	—	(18,525)	(929)	(17,213)	(863)
Class 529-C	35,720	1,783	—	—	(27,895)	(1,381)	7,825	402
Class 529-E	6,314	303	64	4	(5,134)	(246)	1,244	61
Class 529-F-1	10,117	473	242	12	(7,040)	(333)	3,319	152
Class R-1	18,067	897	—	—	(21,886)	(1,076)	(3,819)	(179)
Class R-2	113,259	5,570	—	—	(137,995)	(6,799)	(24,736)	(1,229)
Class R-3	241,266	11,625	1,113	56	(231,020)	(11,082)	11,359	599
Class R-4	216,714	10,334	2,135	107	(187,840)	(8,884)	31,009	1,557
Class R-5	197,534	9,333	5,920	295	(238,791)	(11,212)	(35,337)	(1,584)
Class R-6	1,140,401	52,352	10,154	508	(195,019)	(9,179)	955,536	43,681
Total net increase (decrease)	$5,243,570	247,374	$95,569	4,787	$(4,668,493)	(222,231)	$670,646	29,930

26	AMCAP Fund

	Sales*		Reinvestments of dividends		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended February 29, 2012
Class A	$2,007,599	104,478	$51,984	2,725	$(2,582,400)	(134,805)	$(522,817)	(27,602)
Class B	18,713	1,016	—	—	(212,019)	(11,627)	(193,306)	(10,611)
Class C	158,817	8,708	—	—	(263,625)	(14,537)	(104,808)	(5,829)
Class F-1	474,596	24,844	5,821	306	(473,482)	(24,817)	6,935	333
Class F-2	430,886	22,318	4,647	244	(175,088)	(9,216)	260,445	13,346
Class 529-A	137,121	7,176	2,301	121	(69,903)	(3,661)	69,519	3,636
Class 529-B	2,559	138	—	—	(21,743)	(1,196)	(19,184)	(1,058)
Class 529-C	35,806	1,951	—	—	(23,278)	(1,271)	12,528	680
Class 529-E	6,531	345	44	2	(3,908)	(206)	2,667	141
Class 529-F-1	13,997	724	191	10	(5,469)	(287)	8,719	447
Class R-1	18,458	993	—	—	(15,548)	(834)	2,910	159
Class R-2	106,946	5,788	—	—	(137,269)	(7,430)	(30,323)	(1,642)
Class R-3	201,128	10,608	659	35	(197,832)	(10,456)	3,955	187
Class R-4	199,452	10,378	1,949	103	(182,503)	(9,619)	18,898	862
Class R-5	293,705	15,105	5,657	295	(329,800)	(17,445)	(30,438)	(2,045)
Class R-6	463,837	24,210	6,260	327	(107,608)	(5,596)	362,489	18,941
Total net increase (decrease)	$4,570,151	238,780	$79,513	4,168	$(4,801,475)	(253,003)	$(151,811)	(10,055)

*Includes exchanges between share classes of the fund.

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $5,835,675,000 and $5,865,883,000, respectively, during the year ended February 28, 2013.

AMCAP Fund	27

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers		Ratio of expenses to average net assets after waivers[3]		Ratio of net income (loss) to average net assets[3]
Class A:
Year ended 2/28/2013	$20.78	$.10	$2.26	$2.36	$(.08)	$—	$(.08)	$23.06	11.44%	$16,417	.74%		.74%		.48%
Year ended 2/29/2012	19.78	.10	.97	1.07	(.07)	—	(.07)	20.78	5.45	15,072	.73		.73		.50
Year ended 2/28/2011	16.55	.08	3.23	3.31	(.08)	—	(.08)	19.78	20.09	14,891	.73		.73		.48
Year ended 2/28/2010	10.44	.08	6.19	6.27	(.16)	—	(.16)	16.55	60.46	12,973	.78		.78		.57
Year ended 2/28/2009	18.41	.16	(7.43)	(7.27)	—	(.70)	(.70)	10.44	(40.97)	8,687	.74		.71		1.03
Class B:
Year ended 2/28/2013	19.77	(.06)	2.15	2.09	—	—	—	21.86	10.52	241	1.50		1.50		(.29)
Year ended 2/29/2012	18.89	(.05)	.93	.88	—	—	—	19.77	4.66	379	1.50		1.50		(.27)
Year ended 2/28/2011	15.85	(.05)	3.09	3.04	—	—	—	18.89	19.18	562	1.50		1.50		(.29)
Year ended 2/28/2010	9.98	(.03)	5.93	5.90	(.03)	—	(.03)	15.85	59.16	632	1.55		1.55		(.20)
Year ended 2/28/2009	17.75	.04	(7.11)	(7.07)	—	(.70)	(.70)	9.98	(41.38)	499	1.50		1.48		.26
Class C:
Year ended 2/28/2013	19.60	(.07)	2.13	2.06	—	—	—	21.66	10.51	1,139	1.54		1.54		(.33)
Year ended 2/29/2012	18.74	(.05)	.91	.86	—	—	—	19.60	4.59	1,138	1.52		1.52		(.30)
Year ended 2/28/2011	15.72	(.05)	3.07	3.02	—	—	—	18.74	19.21	1,197	1.52		1.52		(.31)
Year ended 2/28/2010	9.90	(.03)	5.88	5.85	(.03)	—	(.03)	15.72	59.18	1,065	1.56		1.56		(.21)
Year ended 2/28/2009	17.63	.03	(7.06)	(7.03)	—	(.70)	(.70)	9.90	(41.44)	736	1.52		1.49		.24
Class F-1:
Year ended 2/28/2013	20.69	.10	2.25	2.35	(.09)	—	(.09)	22.95	11.41	1,973	.74		.74		.48
Year ended 2/29/2012	19.69	.10	.97	1.07	(.07)	—	(.07)	20.69	5.49	1,730	.73		.73		.50
Year ended 2/28/2011	16.48	.08	3.22	3.30	(.09)	—	(.09)	19.69	20.10	1,641	.72		.72		.48
Year ended 2/28/2010	10.39	.09	6.16	6.25	(.16)	—	(.16)	16.48	60.46	1,421	.74		.74		.61
Year ended 2/28/2009	18.31	.16	(7.38)	(7.22)	—	(.70)	(.70)	10.39	(40.92)	1,077	.70		.67		1.06
Class F-2:
Year ended 2/28/2013	20.83	.15	2.27	2.42	(.14)	—	(.14)	23.11	11.70	1,300	.50		.50		.72
Year ended 2/29/2012	19.83	.14	.98	1.12	(.12)	—	(.12)	20.83	5.73	968	.49		.49		.74
Year ended 2/28/2011	16.60	.12	3.24	3.36	(.13)	—	(.13)	19.83	20.38	657	.49		.49		.71
Year ended 2/28/2010	10.46	.12	6.20	6.32	(.18)	—	(.18)	16.60	60.82	367	.52		.52		.79
Period from 8/1/2008 to 2/28/2009[4]	16.52	.10	(6.16)	(6.06)	—	—	—	10.46	(36.68)	87	.50	[5]	.48	[5]	1.50 [5]
Class 529-A:
Year ended 2/28/2013	20.68	.08	2.25	2.33	(.08)	—	(.08)	22.93	11.32	861	.82		.82		.40
Year ended 2/29/2012	19.70	.08	.97	1.05	(.07)	—	(.07)	20.68	5.36	732	.80		.80		.42
Year ended 2/28/2011	16.49	.07	3.22	3.29	(.08)	—	(.08)	19.70	20.03	626	.79		.79		.41
Year ended 2/28/2010	10.41	.08	6.17	6.25	(.17)	—	(.17)	16.49	60.35	474	.83		.83		.51
Year ended 2/28/2009	18.36	.15	(7.40)	(7.25)	—	(.70)	(.70)	10.41	(40.97)	287	.79		.76		.98
Class 529-B:
Year ended 2/28/2013	19.73	(.08)	2.14	2.06	—	—	—	21.79	10.44	36	1.62		1.62		(.41)
Year ended 2/29/2012	18.87	(.07)	.93	.86	—	—	—	19.73	4.56	50	1.61		1.61		(.38)
Year ended 2/28/2011	15.85	(.06)	3.08	3.02	—	—	—	18.87	19.05	68	1.59		1.59		(.38)
Year ended 2/28/2010	10.00	(.04)	5.93	5.89	(.04)	—	(.04)	15.85	59.02	72	1.64		1.64		(.29)
Year ended 2/28/2009	17.81	.02	(7.13)	(7.11)	—	(.70)	(.70)	10.00	(41.47)	48	1.60		1.57		.17
Class 529-C:
Year ended 2/28/2013	19.74	(.08)	2.14	2.06	—	—	—	21.80	10.44	218	1.61		1.61		(.39)
Year ended 2/29/2012	18.88	(.07)	.93	.86	—	—	—	19.74	4.55	189	1.60		1.60		(.37)
Year ended 2/28/2011	15.86	(.06)	3.08	3.02	—	—	—	18.88	19.04	168	1.58		1.58		(.38)
Year ended 2/28/2010	10.00	(.04)	5.95	5.91	(.05)	—	(.05)	15.86	59.02	134	1.63		1.63		(.28)
Year ended 2/28/2009	17.82	.03	(7.15)	(7.12)	—	(.70)	(.70)	10.00	(41.44)	83	1.59		1.57		.17
Class 529-E:
Year ended 2/28/2013	20.41	.03	2.22	2.25	(.03)	—	(.03)	22.63	11.06	45	1.06		1.06		.15
Year ended 2/29/2012	19.44	.03	.96	.99	(.02)	—	(.02)	20.41	5.12	40	1.07		1.07		.16
Year ended 2/28/2011	16.28	.02	3.18	3.20	(.04)	—	(.04)	19.44	19.68	35	1.08		1.08		.13
Year ended 2/28/2010	10.28	.03	6.10	6.13	(.13)	—	(.13)	16.28	59.86	27	1.13		1.13		.22
Year ended 2/28/2009	18.20	.10	(7.32)	(7.22)	—	(.70)	(.70)	10.28	(41.17)	17	1.09		1.06		.69

28	AMCAP Fund

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers		Ratio of expenses to average net assets after waivers[3]		Ratio of net income (loss) to average net assets[3]
Class 529-F-1:
Year ended 2/28/2013	$20.73	$.13	$2.24	$2.37	$(.12)	$—	$(.12)	$22.98	11.51%	$49	.61%		.61%		.61%
Year ended 2/29/2012	19.74	.12	.98	1.10	(.11)	—	(.11)	20.73	5.63	41	.59		.59		.63
Year ended 2/28/2011	16.52	.11	3.22	3.33	(.11)	—	(.11)	19.74	20.27	31	.58		.58		.62
Year ended 2/28/2010	10.43	.11	6.18	6.29	(.20)	—	(.20)	16.52	60.70	20	.63		.63		.72
Year ended 2/28/2009	18.36	.18	(7.41)	(7.23)	—	(.70)	(.70)	10.43	(40.86)	12	.59		.56		1.18
Class R-1:
Year ended 2/28/2013	19.94	(.06)	2.17	2.11	—	—	—	22.05	10.58	58	1.49		1.49		(.28)
Year ended 2/29/2012	19.06	(.05)	.93	.88	—	—	—	19.94	4.62	56	1.50		1.50		(.27)
Year ended 2/28/2011	15.99	(.05)	3.12	3.07	—	—	—	19.06	19.20	51	1.50		1.50		(.29)
Year ended 2/28/2010	10.09	(.03)	6.00	5.97	(.07)	—	(.07)	15.99	59.14	40	1.53		1.53		(.19)
Year ended 2/28/2009	17.95	.04	(7.20)	(7.16)	—	(.70)	(.70)	10.09	(41.36)	24	1.48		1.45		.29
Class R-2:
Year ended 2/28/2013	19.92	(.05)	2.16	2.11	—	—	—	22.03	10.59	436	1.48		1.48		(.26)
Year ended 2/29/2012	19.03	(.05)	.94	.89	—	—	—	19.92	4.68	419	1.49		1.49		(.27)
Year ended 2/28/2011	15.97	(.05)	3.11	3.06	—	—	—	19.03	19.16	431	1.50		1.50		(.30)
Year ended 2/28/2010	10.08	(.04)	5.98	5.94	(.05)	—	(.05)	15.97	59.02	383	1.60		1.60		(.25)
Year ended 2/28/2009	17.94	.03	(7.19)	(7.16)	—	(.70)	(.70)	10.08	(41.44)	238	1.59		1.57		.17
Class R-3:
Year ended 2/28/2013	20.48	.04	2.22	2.26	(.03)	—	(.03)	22.71	11.07	752	1.04		1.04		.17
Year ended 2/29/2012	19.50	.03	.97	1.00	(.02)	—	(.02)	20.48	5.14	666	1.04		1.04		.18
Year ended 2/28/2011	16.33	.03	3.17	3.20	(.03)	—	(.03)	19.50	19.66	631	1.05		1.05		.16
Year ended 2/28/2010	10.29	.04	6.11	6.15	(.11)	—	(.11)	16.33	60.02	541	1.08		1.08		.27
Year ended 2/28/2009	18.21	.11	(7.33)	(7.22)	—	(.70)	(.70)	10.29	(41.15)	349	1.05		1.02		.70
Class R-4:
Year ended 2/28/2013	20.67	.10	2.25	2.35	(.08)	—	(.08)	22.94	11.40	628	.73		.73		.49
Year ended 2/29/2012	19.68	.09	.98	1.07	(.08)	—	(.08)	20.67	5.50	534	.73		.73		.49
Year ended 2/28/2011	16.47	.08	3.21	3.29	(.08)	—	(.08)	19.68	20.07	491	.74		.74		.46
Year ended 2/28/2010	10.40	.08	6.16	6.24	(.17)	—	(.17)	16.47	60.42	378	.77		.77		.57
Year ended 2/28/2009	18.33	.16	(7.39)	(7.23)	—	(.70)	(.70)	10.40	(40.93)	252	.73		.70		1.04
Class R-5:
Year ended 2/28/2013	20.90	.17	2.26	2.43	(.14)	—	(.14)	23.19	11.74	931	.43		.43		.78
Year ended 2/29/2012	19.89	.15	.98	1.13	(.12)	—	(.12)	20.90	5.76	872	.43		.43		.79
Year ended 2/28/2011	16.64	.13	3.25	3.38	(.13)	—	(.13)	19.89	20.45	870	.44		.44		.77
Year ended 2/28/2010	10.50	.13	6.22	6.35	(.21)	—	(.21)	16.64	60.97	741	.47		.47		.89
Year ended 2/28/2009	18.45	.20	(7.45)	(7.25)	—	(.70)	(.70)	10.50	(40.77)	619	.43		.40		1.35
Class R-6:
Year ended 2/28/2013	20.86	.18	2.26	2.44	(.15)	—	(.15)	23.15	11.83	2,442	.38		.38		.83
Year ended 2/29/2012	19.85	.16	.99	1.15	(.14)	—	(.14)	20.86	5.84	1,290	.39		.39		.83
Year ended 2/28/2011	16.60	.14	3.24	3.38	(.13)	—	(.13)	19.85	20.50	851	.39		.39		.80
Period from 5/1/2009 to 2/28/2010[4]	13.04	.11	3.61	3.72	(.16)	—	(.16)	16.60	28.85	380	.42	[5]	.42	[5]	.90 [5]

	Year ended February 28 or 29
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	27%	31%	28%	29%	37%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Annualized.

See Notes to Financial Statements

AMCAP Fund	29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of AMCAP Fund:

We have audited the accompanying statement of assets and liabilities of AMCAP Fund (the “Fund”), including the summary investment portfolio, as of February 28, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AMCAP Fund as of February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
April 8, 2013

30	AMCAP Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended February 28, 2013:

Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$727,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2014, to determine the calendar year amounts to be included on their 2013 tax returns. Shareholders should consult their tax advisers.

AMCAP Fund	31

Expense example	unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (September 1, 2012, through February 28, 2013).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32	AMCAP Fund

	Beginning account value 9/1/2012	Ending account value 2/28/2013	Expenses paid during period*	Annualized expense ratio
Class A — actual return	$1,000.00	$1,104.41	$3.81	.73%
Class A — assumed 5% return	1,000.00	1,021.17	3.66	.73
Class B — actual return	1,000.00	1,100.19	7.81	1.50
Class B — assumed 5% return	1,000.00	1,017.36	7.50	1.50
Class C — actual return	1,000.00	1,099.48	8.02	1.54
Class C — assumed 5% return	1,000.00	1,017.16	7.70	1.54
Class F-1 — actual return	1,000.00	1,104.42	3.91	.75
Class F-1 — assumed 5% return	1,000.00	1,021.08	3.76	.75
Class F-2 — actual return	1,000.00	1,105.74	2.61	.50
Class F-2 — assumed 5% return	1,000.00	1,022.32	2.51	.50
Class 529-A — actual return	1,000.00	1,103.99	4.28	.82
Class 529-A — assumed 5% return	1,000.00	1,020.73	4.11	.82
Class 529-B — actual return	1,000.00	1,099.39	8.38	1.61
Class 529-B — assumed 5% return	1,000.00	1,016.81	8.05	1.61
Class 529-C — actual return	1,000.00	1,099.35	8.33	1.60
Class 529-C — assumed 5% return	1,000.00	1,016.86	8.00	1.60
Class 529-E — actual return	1,000.00	1,102.83	5.53	1.06
Class 529-E — assumed 5% return	1,000.00	1,019.54	5.31	1.06
Class 529-F-1 — actual return	1,000.00	1,104.81	3.13	.60
Class 529-F-1 — assumed 5% return	1,000.00	1,021.82	3.01	.60
Class R-1 — actual return	1,000.00	1,100.30	7.76	1.49
Class R-1 — assumed 5% return	1,000.00	1,017.41	7.45	1.49
Class R-2 — actual return	1,000.00	1,100.40	7.60	1.46
Class R-2 — assumed 5% return	1,000.00	1,017.55	7.30	1.46
Class R-3 — actual return	1,000.00	1,102.43	5.42	1.04
Class R-3 — assumed 5% return	1,000.00	1,019.64	5.21	1.04
Class R-4 — actual return	1,000.00	1,104.47	3.81	.73
Class R-4 — assumed 5% return	1,000.00	1,021.17	3.66	.73
Class R-5 — actual return	1,000.00	1,105.86	2.25	.43
Class R-5 — assumed 5% return	1,000.00	1,022.66	2.16	.43
Class R-6 — actual return	1,000.00	1,106.06	1.98	.38
Class R-6 — assumed 5% return	1,000.00	1,022.91	1.91	.38

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

AMCAP Fund	33

Other share class results	unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended March 31, 2013 (the most recent calendar quarter-end):

	1 year	5 years	10 years/ Life of class[1]
Class B shares[2]
Reflecting applicable contingent deferred sales charge (CDSC), maximum of 5%, payable only if shares are sold within six years of purchase	7.33%	5.95%	7.89%
Not reflecting CDSC	12.33	6.26	7.89

Class C shares
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase	11.29	6.25	7.68
Not reflecting CDSC	12.29	6.25	7.68

Class F-1 shares[3]
Not reflecting annual asset-based fee charged by sponsoring firm	13.16	7.10	8.55

Class F-2 shares[3] — first sold 8/1/08
Not reflecting annual asset-based fee charged by sponsoring firm	13.44	—	9.14

Class 529-A shares[4]
Reflecting 5.75% maximum sales charge	6.58	5.76	7.84
Not reflecting maximum sales charge	13.08	7.02	8.49

Class 529-B shares[2,4]
Reflecting applicable CDSC, maximum of 5%, payable only if shares are sold within six years of purchase	7.21	5.84	7.76
Not reflecting CDSC	12.21	6.16	7.76

Class 529-C shares[4]
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase	11.25	6.17	7.60
Not reflecting CDSC	12.25	6.17	7.60

Class 529-E shares[3,4]	12.79	6.72	8.16

Class 529-F-1 shares[3,4]
Not reflecting annual asset-based fee charged by sponsoring firm	13.31	7.24	8.63

[1]	Applicable to Class F-2 shares only. All other share classes reflect 10-year results.
[2]	These shares are not available for purchase.
[3]	These shares are sold without any initial or contingent deferred sales charge.
[4]	Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

For information regarding the differences among the various share classes, refer to the fund prospectus.

34	AMCAP Fund

Board of trustees and other officers

“Independent” trustees1

Name and age	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex[3] overseen by trustee	Other directorships[4] held by trustee
Louise H. Bryson, 69	2010	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network; former Executive Vice President and General Manager, Lifetime Movie Network	7	None
Mary Anne Dolan, 66 Chairman of the Board (Independent and Non-Executive)	1998	Founder and President, MAD Ink (communications company)	10	None
James G. Ellis, 66	2010	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	65	Quiksilver, Inc.
Leonard R. Fuller, 66	2010	President and CEO, Fuller Consulting (financial management consulting firm)	65	None
William D. Jones, 57	2006	Real estate developer/owner, President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in selected urban communities) and City Scene Management Company (provides commercial asset and property management services)	7	Sempra Energy
L. Daniel Jorndt, 71	2010	Retired	4	None
William H. Kling, 71	2006	President Emeritus, American Public Media	10	None
John C. Mazziotta, M.D., Ph.D., 63	2011	Physician; Chair, Department of Neurology, University of California at Los Angeles; Associate Director, Semel Institute, UCLA; Director, Brain Mapping Center, UCLA	4	None
Bailey Morris-Eck, 68	1999	Director and Programming Chair, WYPR Baltimore/Washington (public radio station); Senior Adviser, Financial News (London); Senior Fellow, Institute for International Economics	4	None
Steven B. Sample, Ph.D., 72	1999	President Emeritus, University of Southern California	4	Intermec, Inc.

John G. McDonald, a trustee of the fund since 2010, has retired from the board. The trustees thank Prof. McDonald for his dedication and service to the fund.

“Interested” trustees5,6

Name, age and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex[3] overseen by trustee	Other directorships[4] held by trustee
Claudia P. Huntington, 61 Vice Chairman of the Board	1992–1994 1996	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Research and Management Company	2	None
Timothy D. Armour, 52 President	1996	President and Director, Capital Research and Management Company; Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]	2	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

AMCAP Fund	35

Other officers6

Name, age and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Barry S. Crosthwaite, 54 Senior Vice President	2006	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, American Funds Service Company[7]
Eric S. Richter, 52 Senior Vice President	2008	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company
Paul F. Roye, 59 Senior Vice President	2007	Senior Vice President — Fund Business Management Group, Capital Research and Management Company; Director, American Funds Service Company[7]
Herbert Y. Poon, 40 Vice President	2012	Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
C. Ross Sappenfield, 47 Vice President	1999	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company
James Terrile, 47 Vice President	2006	Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, Capital Strategy Research, Inc.[7]
Vincent P. Corti, 56 Secretary	1998	Vice President — Fund Business Management Group, Capital Research and Management Company
Ari M. Vinocor, 38 Treasurer	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Raymond F. Sullivan, Jr., 55 Assistant Secretary	2011	Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 61 Assistant Treasurer	2011	Vice President — Fund Business Management Group, Capital Research and Management Company
Jeffrey P. Regal, 41 Assistant Treasurer	2012	Vice President — Fund Business Management Group, Capital Research and Management Company

[1]	The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Capital Research and Management Company manages the American Funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 19 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; American Funds Portfolio Series,SM which is composed of eight funds; and American Funds College Target Date Series,SM which is composed of seven funds.
[4]	This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	”Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

36	AMCAP Fund

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete February 28, 2013, portfolio of AMCAP Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

AMCAP Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of AMCAP Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2013, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The right choice for the long term®

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach
We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. Our portfolio counselors average 25 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.[1]

Proven system
Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 58% of 10-year periods and 63% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	As of 12/31/12.
[2]	Based on Class A share results for rolling periods through 12/31/12. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
[3]	Based on management fees for the 20-year period ended 12/31/12 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives
¢	Growth funds
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®
¢	Growth-and-income funds
American Mutual Fund®
Capital World Growth and Income Fund®
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM
¢	Equity-income funds
Capital Income Builder®
The Income Fund of America®
¢	Balanced funds
American Balanced Fund®
American Funds Global Balanced FundSM
¢	Bond funds
American Funds Mortgage Fund®
American High-Income Trust®
The Bond Fund of America®
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of America®
U.S. Government Securities Fund®
¢	Tax-exempt bond funds
American Funds Short-Term Tax-Exempt Bond Fund®
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of America®
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New York®
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®
¢	Money market fund
American Funds Money Market Fund®
¢	American Funds Portfolio SeriesSM
American Funds Global Growth PortfolioSM
American Funds Growth PortfolioSM
American Funds Growth and Income PortfolioSM
American Funds Balanced PortfolioSM
American Funds Income PortfolioSM
American Funds Tax-Advantaged Income PortfolioSM
American Funds Preservation PortfolioSM
American Funds Tax-Exempt Preservation PortfolioSM
¢	American Funds Target Date Retirement Series®
¢	American Funds College Target Date SeriesSM

The Capital Group Companies
American Funds	Capital Research and Management	Capital International	Capital Guardian	Capital Bank and Trust

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2012	$77,000
2013	$81,000

b) Audit-Related Fees:
2012	$9,000
2013	$8,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2012	$7,000
2013	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:

2012	None
2013	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2012	$915,000
2013	$1,240,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2012	$40,000
2013	$29,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2012	$2,000
2013	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,560,000 for fiscal year 2012 and $1,884,000 for fiscal year 2013. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

AMCAP Fund®

Investment portfolio

February 28, 2013

Common stocks — 87.32%	Shares	Value (000)

HEALTH CARE — 21.27%
Gilead Sciences, Inc.[1]	26,522,142	$1,132,761
Biogen Idec Inc.[1]	3,141,400	522,540
Amgen Inc.	3,870,000	353,757
St. Jude Medical, Inc.	8,526,465	349,585
UnitedHealth Group Inc.	6,208,800	331,860
Edwards Lifesciences Corp.[1]	3,493,900	300,231
BioMarin Pharmaceutical Inc.[1]	4,927,793	285,664
Alexion Pharmaceuticals, Inc.[1]	3,151,346	273,348
Hologic, Inc.[1]	12,374,100	270,127
Forest Laboratories, Inc.[1]	6,885,301	253,379
Express Scripts Holding Co.[1]	4,000,000	227,640
Allergan, Inc.	1,804,600	195,655
Stryker Corp.	2,960,100	189,091
Zimmer Holdings, Inc.	2,222,000	166,561
Thermo Fisher Scientific Inc.	2,251,100	166,131
Endo Health Solutions Inc.[1]	4,600,000	142,600
Illumina, Inc.[1]	2,705,143	135,609
Medtronic, Inc.	2,400,000	107,904
Humana Inc.	1,486,600	101,475
Aetna Inc.	2,110,000	99,571
McKesson Corp.	900,000	95,517
athenahealth, Inc.[1]	820,400	76,945
ArthroCare Corp.[1]	621,403	21,699
VCA Antech, Inc.[1]	987,399	21,683
Boston Scientific Corp.[1]	2,547,890	18,829
Abbott Laboratories	395,000	13,347
		5,853,509

INFORMATION TECHNOLOGY — 16.20%
Microsoft Corp.	20,910,000	581,298
Oracle Corp.	14,915,000	510,988
Texas Instruments Inc.	11,220,000	385,631
Avago Technologies Ltd.	8,600,000	294,292
Adobe Systems Inc.[1]	7,225,000	283,942
Google Inc., Class A1	346,700	277,776
Accenture PLC, Class A	3,250,000	241,670
Intuit Inc.	3,245,000	209,238
FactSet Research Systems, Inc.	1,896,000	184,462
Yahoo! Inc.[1]	8,514,000	181,433
Apple Inc.	350,000	154,490
Trimble Navigation Ltd.[1]	2,190,000	130,152
Automatic Data Processing, Inc.	2,100,000	128,856
Baidu, Inc., Class A (ADR)[1]	1,283,000	116,445
Autodesk, Inc.[1]	3,000,000	110,160
eBay Inc.[1]	2,000,000	109,360
Itron, Inc.[1,2]	2,548,314	107,208
EMC Corp.[1]	4,000,000	92,040
Samsung Electronics Co. Ltd.	57,300	81,704
Logitech International SA2	11,000,000	74,360
Rovi Corp.[1]	2,420,199	43,055
Maxim Integrated Products, Inc.	1,375,000	42,873
Linear Technology Corp.	1,050,000	40,152
Visa Inc., Class A	200,000	31,728
KLA-Tencor Corp.	383,000	20,973
Xilinx, Inc.	496,900	18,519
MediaTek Inc.[3]	598,000	6,733
		4,459,538

CONSUMER DISCRETIONARY — 13.09%
Netflix, Inc.[1,2]	2,828,300	531,947
DIRECTV[1]	8,966,500	431,916
Comcast Corp., Class A	10,013,900	398,453
Johnson Controls, Inc.	7,052,494	221,942
NIKE, Inc., Class B	3,630,000	197,690
Harley-Davidson, Inc.	3,565,000	187,626
YUM! Brands, Inc.	2,785,000	182,362
Tractor Supply Co.	1,700,000	176,783
Time Warner Cable Inc.	2,006,293	173,324
Time Warner Inc.	2,800,000	148,876
Amazon.com, Inc.[1]	499,000	131,871
JCDecaux SA	4,400,000	119,484
Garmin Ltd.	2,900,000	99,586
Big Lots, Inc.[1,2]	2,986,200	99,440
Weight Watchers International, Inc.	2,191,000	93,862
Kohl’s Corp.	2,013,300	92,813
Texas Roadhouse, Inc.[2]	4,587,200	88,716
News Corp., Class A	2,550,000	73,440
DreamWorks Animation SKG, Inc., Class A1	3,300,000	54,780
British Sky Broadcasting Group PLC	3,085,000	39,804
WPP PLC	2,360,000	37,736
Nordstrom, Inc.	376,000	20,387
		3,602,838

ENERGY — 10.52%
FMC Technologies, Inc.[1]	10,301,800	534,766
Schlumberger Ltd.	6,691,940	520,968
EOG Resources, Inc.	4,110,100	516,681
Baker Hughes Inc.	8,118,297	363,862
Apache Corp.	3,883,000	288,390
Southwestern Energy Co.[1]	4,650,000	159,355
Devon Energy Corp.	2,692,000	146,068
Chevron Corp.	1,165,500	136,538
Transocean Ltd.[1]	1,710,000	89,433
Ultra Petroleum Corp.[1]	4,875,000	83,168
BG Group PLC	2,390,000	42,258
Range Resources Corp.	185,000	14,208
		2,895,695

INDUSTRIALS — 8.57%
Union Pacific Corp.	1,728,350	236,974
Precision Castparts Corp.	1,225,000	228,573
United Parcel Service, Inc., Class B	2,630,000	217,370
Dover Corp.	2,795,000	205,013
Verisk Analytics, Inc., Class A1	3,229,100	188,967
CSX Corp.	6,790,700	155,779
Serco Group PLC	15,018,700	129,983
United Technologies Corp.	1,344,000	121,699
Polypore International, Inc.[1,2]	3,020,000	115,606
Southwest Airlines Co.	9,385,000	109,805
Moog Inc., Class A1	2,328,535	104,691
MITIE Group PLC[2]	24,021,000	104,549
Chart Industries, Inc.[1]	1,399,102	101,519
General Dynamics Corp.	1,250,000	84,962
Landstar System, Inc.	1,350,000	75,991
Norfolk Southern Corp.	627,000	45,802
Danaher Corp.	729,900	44,962
FedEx Corp.	402,700	42,457
Robert Half International Inc.	600,000	21,330
Waste Connections, Inc.	623,301	21,323
Mine Safety Appliances Co.	45,313	2,123
		2,359,478

CONSUMER STAPLES — 4.78%
Green Mountain Coffee Roasters, Inc.[1]	7,433,800	355,038
CVS/Caremark Corp.	6,250,000	319,500
Philip Morris International Inc.	2,500,000	229,375
L’Oréal SA, non-registered shares	850,000	127,118
Whole Foods Market, Inc.	1,132,000	96,922
Costco Wholesale Corp.	760,000	76,980
Altria Group, Inc.	1,750,000	58,713
Colgate-Palmolive Co.	250,000	28,608
PepsiCo, Inc.	320,500	24,284
		1,316,538

FINANCIALS — 4.63%
Capital One Financial Corp.	4,100,000	209,223
JPMorgan Chase & Co.	3,400,000	166,328
PNC Financial Services Group, Inc.	2,595,000	161,902
State Street Corp.	2,438,692	138,006
Wells Fargo & Co.	3,500,000	122,780
BB&T Corp.	3,500,000	106,260
American Express Co.	1,500,000	93,225
Aon PLC, Class A	1,242,000	75,874
Arch Capital Group Ltd.[1]	1,500,000	73,680
Torchmark Corp.	1,200,000	67,428
U.S. Bancorp	1,045,000	35,509
Arthur J. Gallagher & Co.	600,000	23,088
		1,273,303

MATERIALS — 4.46%
Celanese Corp., Series A2	8,335,522	390,519
AptarGroup, Inc.[2]	4,326,000	233,344
Praxair, Inc.	1,351,531	152,791
Valspar Corp.	2,089,185	128,715
Monsanto Co.	1,260,000	127,298
Barrick Gold Corp.	3,600,000	108,864
Freeport-McMoRan Copper & Gold Inc.	2,700,000	86,184
		1,227,715

TELECOMMUNICATION SERVICES — 1.17%
Crown Castle International Corp.[1]	2,341,000	163,402
tw telecom inc.[1]	3,800,000	96,216
United States Cellular Corp.[1]	734,300	27,015
Telephone and Data Systems, Inc.	970,950	22,225
MetroPCS Communications, Inc.[1]	1,351,500	13,244
		322,102

MISCELLANEOUS — 2.63%
Other common stocks in initial period of acquisition		724,341

Total common stocks (cost: $16,880,093,000)		24,035,057

	Principal amount
Short-term securities — 12.56%	(000)

Freddie Mac 0.09%–0.19% due 3/11–10/22/2013	$981,600	981,259
Fannie Mae 0.10%–0.18% due 3/1–10/1/2013	490,100	489,890
Federal Home Loan Bank 0.105%–0.22% due 3/13–7/17/2013	457,500	457,363
U.S. Treasury Bills 0.08%–0.194% due 3/21–8/15/2013	454,300	454,212
Federal Farm Credit Banks 0.13%–0.22% due 3/11–9/25/2013	275,800	275,690
Procter & Gamble Co. 0.10%–0.15% due 3/4–5/28/2013[4]	126,900	126,880
Coca-Cola Co. 0.11%–0.15% due 4/9–5/21/2013[4]	106,600	106,576
Jupiter Securitization Co., LLC 0.18%–0.21% due 3/21–5/6/2013[4]	71,000	70,985
Chariot Funding, LLC 0.19% due 4/24/2013[4]	15,000	14,997
Variable Funding Capital Company LLC 0.15%–0.17% due 3/8–4/25/2013[4]	78,900	78,888
John Deere Capital Corp. 0.09% due 3/12/2013[4]	35,000	34,999
John Deere Credit Ltd. 0.10%–0.11% due 3/15–3/27/2013[4]	42,300	42,298
Regents of the University of California 0.13%–0.14% due 4/8–4/23/2013	70,000	69,986
Google Inc. 0.11%–0.12% due 4/9–5/14/2013[4]	58,100	58,088
Walt Disney Co. 0.16% due 3/5/2013[4]	55,000	54,999
Abbott Laboratories 0.12% due 4/2–4/22/2013[4]	48,000	47,994
Medtronic Inc. 0.17% due 5/9/2013[4]	30,000	29,990
Private Export Funding Corp. 0.27% due 5/2/2013[4]	25,000	24,993
E.I. duPont de Nemours and Co. 0.10% due 3/12/2013[4]	21,500	21,499
Emerson Electric Co. 0.13% due 4/24/2013[4]	15,200	15,197

Total short-term securities (cost: $3,456,709,000)		3,456,783

Total investment securities (cost: $20,336,802,000)		27,491,840
Other assets less liabilities		33,925

Net assets		$27,525,765

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.

2Represents an affiliated company as defined under the Investment Company Act of 1940.

3Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $6,733,000, which represented
..02% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movement following the close of local trading.

4Acquired in a transaction exempt from registration under section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $728,383,000, which represented 2.65% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-002-0413O-S32813

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of

AMCAP Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of AMCAP Fund (the “Fund”) as of February 28, 2013, and for the year then ended and have issued our report thereon dated April 8, 2013, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of February 28, 2013, appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California

April 8, 2013

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMCAP FUND

By /s/ Claudia P. Huntington
Claudia P. Huntington, Vice Chairman and Principal Executive Officer

Date: April 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Claudia P. Huntington
Claudia P. Huntington, Vice Chairman and Principal Executive Officer

Date: April 30, 2013

By /s/ Ari M. Vinocor
Ari M. Vinocor, Treasurer and Principal Financial Officer

Date: April 30, 2013